UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): January 27, 2020
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
Chicago Stock Exchange
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing three-month averages, excluding acquisitions and divestitures, including currency translation)

	Oct '19	Nov '19	Dec '19
Automation Solutions	0	0	0 to 5
Commercial & Residential Solutions	(5) to 0	(5) to 0	(5) to 0
Total Emerson	(5) to 0	(5) to 0	0

December 2019 Orders Comments

Total Emerson trailing three-month orders were up slightly with underlying orders up 1 percent, excluding a 1 percent unfavorable currency impact.

Automation Solutions orders were up 1 percent and were up 2 percent on an underlying basis excluding unfavorable currency of 1 percent. December orders included several liquefied natural gas (LNG) projects that had been delayed from the second half of fiscal 2019, which is an encouraging early indication for greenfield (KOB1) business investment for LNG.

All world areas were positive, reflecting growth across most key end markets and the key LNG project bookings. Long-cycle businesses were up overall, with the Systems business underlying orders up over 10 percent and the Final Control business down 1 percent, as we wait for the KOB1 projects to be booked. We continued to see weakness across North American upstream oil and gas markets as well as global discrete end markets, where distribution channels continued to reduce inventories on hand. Additionally, global metals and mining investment softened due to trade uncertainties, weaker global economic growth, and strong prior year comparisons.

As we have done in the past, below we have provided estimates for global underlying orders growth rates for key end markets.

(All data represents percentage change versus prior year; trailing three-month average at December 2019, excluding the impact of acquisitions, divestitures and currency translation)

Upstream Oil & Gas	Flat	Power	Flat
Midstream Pipelines & Terminals	down ~(5)	Metals & Mining	down ~(20)
Refining	up 0 to 5	Life Sciences	up 5 to 10
Liquefied Natural Gas	up 20+	Discrete and Other	down (5) to (0)
Chemical & Petrochemical	up ~10

On a global basis and consistent with prior periods, maintenance and repair (KOB3) spending comprised approximately 55 percent of the orders mix. Brownfield projects, which are focused on expansion, modernization, and optimization of existing facilities (KOB2) comprised approximately 20 percent. Greenfield investments (KOB1) comprised approximately 25 percent of the orders mix.

Americas underlying orders were up 1 percent, including two LNG projects booked in December. North American upstream oil and gas investment, however, continued to be challenged by soft end markets and difficult prior year comparisons, and midstream pipelines and terminals capital spending declined. Chemical & petrochemical and refining end markets grew mid-single digits but were offset by weakness in Latin American metals and mining, which was strong in the prior year.

Europe underlying orders were up 1 percent reflecting strong investment activity in LNG and power markets and mid-single digit growth in chemical & petrochemical markets. These growth trends were offset by soft discrete markets, down high single digits, and lower investment activity in metals and mining.

Asia, Middle East & Africa underlying orders were up 5 percent. Asia remained strong, with underlying orders up 10 percent, supported by our continued focus and investment in our KOB2 and KOB3 programs. China orders grew high single digits. Overall, upstream and chemical markets led the growth, up high single digits and low double digits, respectively. Of note, senior management recently visited the Middle East and India to conduct a series of market updates and customer reviews. In these areas, solid momentum continues across KOB1, KOB2, and KOB3 activity.

Commercial & Residential Solutions orders were down 1 percent with underlying orders also down 1 percent.

North America HVAC markets continued to show softness and were down low single digits. Latin America grew mid-single digits. Underlying orders in Asia grew more than 10 percent, driven by commercial AC and heating strength, and aided by favorable prior year comparisons. China grew low single digits. European demand remained strong, up nearly 10 percent, led by residential heat pump activity.

Global cold chain and professional tools markets showed continued softness as distribution channels reduced inventories.

In general, this platform is tracking as expected for better orders growth as fiscal 2020 progresses.

Upcoming Investor Events

On Tuesday, February 4, 2020, Emerson will report its first quarter 2020 results prior to market open. Emerson senior management will discuss the results during an investor conference call that same day, beginning at 3:00 p.m. Eastern Time, 2:00 p.m. Central Time. Participants can access a live webcast available at www.emerson.com/financial at the time of the call. A replay of the call will remain available for 90 days. Additionally, conference call slides will be posted in advance of the call on the website.

On Thursday February 13, 2020, Emerson will host its annual investor conference at the New York Stock Exchange. The conference will begin at approximately 8:00 am E.T. and participants can access a live webcast available at www.emerson.com/financial at the time of the event. A replay of the conference will remain available for 90 days.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	January 27, 2020	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary